Corporate Overview November 2022 Nasdaq: ANAB

2 This presentation and any accompanying oral presentation contain “forward‐looking” statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from our clinical trials, including imsidolimab’s Phase 3 trial in GPP and rosnilimab’s Phase 2 trial in alopecia areata; timing of an IND filing for ANB032; timing of initiation of ANB032’s Phase 2 trial; timing of an IND filing for ANB033; the predicted mechanisms of action of our drug candidates; expectations regarding the commercial potential and anticipated peak annual global sales of JEMPERLI, the timing and potential amount of milestones and royalty payments to be received under the GSK partnership and benefits expected from the agreements with Sagard and DRI Healthcare Trust; and our projected 2022 operating expenditure. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward‐ looking statements. These forward‐looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward‐ looking statements. Forward‐looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward‐looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward‐looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward‐looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Safe Harbor Statement

AnaptysBio

Wholly owned immune cell modulating antibodies may restore immune balance across moderate-to-severe complex diseases

Two Clinical-Stage Checkpoint Agonists

- **Rosnilimab, PD-1 agonist**: P2a top-line data in alopecia areata Q1 2023
- **ANB032, BTLA agonist**: P2 trial (indication undisclosed) to initiate H1 2023
- Potential applicability to broad range of autoimmune and inflammatory disorders including dermatological, rheumatology and gastroenterology

Immune Cell Modulator Preclinical Portfolio

- **ANB033, CD122 antagonist**: IND submission H1 2024
- Deep immunology pipeline of immune cell modulators on high-impact targets

Imsidolimab (IL-36R antagonist)

- Registration-enabling top-line data in GPP in Q4 2023
- *Program to be out-licensed prior to FDA Approval*

Significant Royalties from GSK I-O Financial Collaboration

- JEMPERLI (PD-1 antagonist) 8-25% royalties plus milestones*; P3 readouts in 1L endometrial (Q4:22) and 1L ovarian (2H:23)
- TIM-3 and LAG-3 oncology antagonists: 4-8% royalties plus milestones

Strong Capital Position

- >$590mm in cash and equivalents as of Q3 2022
- Anticipate 2022 full year operating expenditure of $90 to $100 million

** Royalties and milestones on JEMPERLI net sales <$1bn revert to Sagard until paydown complete of non-recourse capped monetization transaction.*

3

Multiple Clinical-Stage Catalysts Through 2023

Additional trial initiations within next 12 months for both checkpoint agonists across dermatological, rheumatology and gastroenterology therapeutic areas

Antibody Program	Therapeutic Indication	Development Stage & Anticipated Milestones: Lead Optimization	IND - Enabling	Phase 1	Phase 2	Phase 3
Imsidolimab (ANB019): Anti-IL-36R	Generalized Pustular Psoriasis					Top-Line Data Q4 2023
Rosnilimab (ANB030): Anti-PD-1 Agonist	Alopecia Areata				AZURE: Top-Line Data Q1 2023	
ANB032: Anti-BTLA Agonist	Inflammatory Diseases				IND Q4 2022; Initiate Phase 2 Trial H1 2023	
ANB033: Anti-CD122 Antagonist	Inflammatory Diseases		IND Submission H1 2024			

Wholly owned portfolio developed internally using our proprietary antibody platform technology

4

Advantages of Immune Cell Modulation in Treatment of Inflammatory Diseases

Moderate-to-Severe Inflammatory Diseases are Complex Leading to Shortcomings in SoC Therapies

Efficacy

- Complex, heterogeneous diseases involve upregulation of multiple cytokines
- Treatment requires more than a single cytokine blocker

Durability

- Downstream intervention does not target underlying dysregulation
- Chronic treatment required to suppress symptoms

Safety

- Cell signaling inhibitors (e.g. JAKi) with broad activity, have significant tox
  - Black-box warning risks include major cardiac and thrombotic events



Efficacy
Breadth of mechanism
Single Cytokine blockers
TYK2 (Sotyktu; suboptimal PD)
On-target activity (acceptable tox)
JAKi (IC90)
JAKi (Approved doses; suboptimal PD)
TYK2 (next gen)
Cell signaling inhibitors: efficacy ceiling with AEs at most effective doses
Off-target activity (unacceptable tox)

6

Immune Cell Modulators May Restore Immune Balance Across Moderate-to-Severe Complex Diseases

Efficacy: Act directly on dysregulation

- Suppression of immune cells may increase breadth of response

Durability: Longer remission

- Restore tolerance by modulating key immune cell types
- Potential for durable response

Safety: Targeting immune cells

- Preferential target expression on activated immune cells may enable wider therapeutic window
- Growing agonist class experience has been well-tolerated to date
- No evidence of carcinogenicity with checkpoint inhibitors in I&I, such as abatacept, in decades of use



Immune cell modulators: Potential increased efficacy and/or durable effect
JAKi (IC90)
JAKi (Approved doses; suboptimal PD)
Single Cytokine blockers
TYK2 (next gen)
TYK2 (Sotyktu; suboptimal PD)
On-target activity (acceptable tox)
Off-target activity (unacceptable tox)
Efficacy
Breadth of mechanism

7

Immune Cell Modulators are a Novel Therapeutic Class

Suppress activated immune cell types to restore immune balance

		Anaptys Immune Cell Modulators		
		Rosnilimab *(anti PD-1 agonist)*	**ANB032** *(anti-BTLA agonist)*	**ANB033** *(CD122 antagonist)*
Adaptive Immunity	**Treg/Tcon ratio**	(↑)	↑	↑
	Tcon	↓ (Activated PD-1+ T cells)	↓	
	Trm	↓		↓
	B cells		↓	
Innate immunity	**NK cells**		↓	↓
	Dendritic cells		↓	
	ILCs	↓		
ADCC (Fc region)		Depletion potential (IgG1)	Non-depleting (IgG4)	Non-depleting (undisclosed)

Potential mechanisms of action

1. Bias Treg/Tcon ratio towards tolerance at sites of aberrant inflammation and systemically
2. Modulation of adaptive immunity may enable resolution of inflammatory cycle
3. Modulation of innate immunity may support return to homeostasis
4. Potential to deplete (rosnilimab) or induce death (ANB033) in pathogenically targeted activated cells

Note: Ongoing immunophenotyping will further inform understanding of ANAB immune cell modulator mechanisms of action.

CONFIDENTIAL | ANAPTYSBIO 8

Checkpoint Agonists: Rosnilimab (Anti-PD-1 agonist mAb) ANB032 (Anti-BTLA agonist mAb) Autoimmune and Inflammatory Diseases

Anti-Inflammatory Checkpoint Agonist Antibodies


Can treat inflammatory disorders
Checkpoint agonists modulate function
Immune Cells (e.g., T, B, dendritic)
Checkpoint receptors (e.g. PD-1, BTLA)
Checkpoint antagonists inhibit function
Can lead to inflammatory disorders

- Potent checkpoint agonists for PD-1 and BTLA down regulate T cell mediated immune responses
  - BTLA also present on B cells and dendritic cells
- Potential applicability across moderate-to severe complex diseases
  - Dermatology: alopecia areata, vitiligo, atopic dermatitis and psoriasis
  - Rheumatology: RA and SLE
  - Gastroenterology: UC and CD
  - Respiratory and Neurology
  - Potential for concomitant or sequential combination with targeted immune-suppressive therapies

10

11 Characteristics and Potential Differentiation of Agonist Antibodies CONFIDENTIAL | ANAPTYSBIO • Iterative assay‐quantified functional activity is critical to selecting the most potent agonist across interactions of CDR and Fc characteristics In vitro and in vivo assay-based optimization • Binding epitope: • Agonists bind epitope on opposing face to spare interaction and suppressive activity of natural ligands (e.g. PD‐L1 and HVEM) • Binding near cell membrane to enhance agonistic signaling • Binding affinity: Affinity tuned to optimize agonism, unlike for antagonists where affinity is maximized CDR characteristics • Fc receptor-assisted clustering: Fc region affinity to Fc receptors impacts efficiency of receptor clustering to enhance agonistic signaling • Effector function: Isotype selection and Fc modifications to effect ADCC as desired Fc characteristics

Rosnilimab (ANB030): Anti-PD-1 Agonist Antibody

Suppression of T cell mediated inflammatory diseases

- Rosnilimab: IgG1 antibody that binds to PD-1+ T cells designed to induce:
  - **Agonistic signaling:** Mimic PD-L1 function to down-regulate T cell activity in inflamed tissues
  - **Depletion:** Eliminate PD-1+ T cells in inflamed tissue and peripheral circulation via effector function
- Rosnilimab has the potential to suppress and drive long-term modification of T cell driven inflammatory immune responses



Activated T Cell
Antigen Presenting Cell
Antigen
TCR
MHC
Healthy Individuals
Negative Signal
PD-1
PD-L1
Inflammatory Disease Patients
Insufficient Signal
PD-1
Low PD-L1
Anticipated Rosnilimab Effect
Negative Signal
Rosnilimab

12

Rosnilimab Significantly Reduces IFNγ in Health Donor PBMCs

- Rosnilimab shows meaningful IFNγ inhibition beginning at low concentrations

- Differentiation from Lilly's PD-1 agonist sustained and deepens across clinical concentrations



100
50
0
-50
-100
% inhibition IFN-γ
(normalized to isotype)
Rosnilimab
LLY PD-1 agonist
0.01
0.1
1
10
100
Antibody (nM)



% inhibition IFN-γ
****
Rosnilimab
LLY
1.24 nM
Antibody
3.7 nM
Antibody
11.1 nM
Antibody

Tetanus toxoid recall stimulation assay measures antigen-specific immune cell response.
Prior immunity in majority of population due to tetanus vaccination.

13

Rosnilimab Phase 1 Healthy Volunteer Trial Top-Line Data

Favorable safety, pharmacokinetics and pharmacodynamic activity

- 144 healthy volunteers in randomized, double-blind, placebo-controlled SAD and MAD cohorts
- Well tolerated with no dose-limiting toxicities
  - Most frequent AE was mild C-reactive protein increase in 9 (10%) rosnilimab patients and 1 (3.3%) severe event in placebo
  - SAEs only reported in SAD cohorts: 1 obstructive pancreatitis in placebo patient and 1 mild drug-unrelated COVID in rosnilimab patient
- Favorable PK with ~2 week half-life with IV or SC dosing

Pharmacodynamic analysis:

- Full receptor occupancy observed during first week and maintained for 30 days
- Sustained reduction in PD-1+ peripheral T cells and antigen-specific *ex vivo* T cell function for 30 days

T Cell Population	Surface Markers	Average Change From Baseline
Total T cells (Tcon and Treg)	**CD3+**	**<5% change**
Conventional T cells (Tcon)	CD3+, CD25low	<5% change
PD-1+ Tcon cells	CD3+, CD25low, PD-1+	50% reduction
High PD-1+ Tcon cells	**CD3+, CD25low, PD-1high**	**90% reduction**
Total regulatory T cells (Treg)	**CD3+, CD4+, CD25bright, CD127-**	**<5% change**

Average change in T cell populations from baseline
Shown at 400mg subcutaneous single dose cohort

14

Alopecia Areata is an Immune-Mediated Form of Hair Loss

Inflammation-driven activation of antigen-specific PD-1+ T cells


Immune Privileged
Healthy Hair Follicle
Inflamed Hair Follicle
in Alopecia Areata
Inner root sheath
Hair shaft
Bulb
Sebaceous gland
Dermal papilla
APC
CD4⁺ T cell
CD8⁺ T cell
MHC class I and class II

- Stress event in immune privileged healthy hair follicle
- Potent immune response from keratinocyte-derived trichohyalin (TCHH) antigen specific cytokines
- Activated PD-1 high T cells expand to hair follicle and excessively secrete IFNɣ and other inflammatory cytokines
  - Drives aberrant MHC class I and class II expression
- Perpetual inflammatory cycle results in destruction of hair follicle cells & hair loss

Adapted from Nat Rev Dis Primers. 2017 Mar 16; 3: 17011

15

Rosnilimab Treatment for Alopecia Areata

Reduction, and potential elimination, of T cell activity may resolve the inflammatory cycle and reinitiate hair growth

Inflamed Hair Follicle in Alopecia Areata



APC
CD4⁺ T cell
CD8⁺ T cell
ILC2 cell
MHC class I and class II
PD-1+ ILC2s
Activated PD-1+ T-cells
STAT1
P
IL-15RA
JAK2
JAK1
MHC class I
NKG2DL
IFNγR
IFNγ
Antigen
NKG2D
IL-15
Rosnilimab
TCR
CD8
IL-2RB
JAK3
JAK1
STAT1
P
PD-1
CD8⁺NKG2D⁺ T cell

Adapted from Nat Rev Dis Primers. 2017 Mar 16; 3: 17011

- T cell deactivation may ameliorate IFNɣ driven MHC class I upregulation and antigen presentation
  - Potentially contributes to resolution of hair follicle inflammatory cycle
- Rosnilimab binding results in:
  - Agnostic signaling of activated PD-1+ T cells in the hair follicle
    - Inhibit T cell expansion
    - Inhibit T cell IFNɣ secretion
  - IgG1 effector function depletion of activated PD-1+ T cells

16

17 Rosnilimab Significantly Reduces IFNγ in Alopecia Areata Patient PBMCs IF N ɣ s e c re ti o n (% o f n o r o s n il im a b ) Antibody (nM) Antibody (nM) Rosnilimab • Alopecia areata patient PBMCs stimulated with TCHH peptide antigens • Rosnilimab showed concentration dependent suppression of keratinocyte antigen-specific T cell expansion and IFNɣ secretion • By disrupting antigen- specific T cell activity, rosnilimab may break the inflammatory cycle, restoring immune balance and reinitiating hair growth 1 10 100 0 50 100 150 200 Concentration (nM) IgG1 Isotype ANB030 0 ** **** ++++ ** P < 0.005 **** P < 0.0001 ++++ P < 0.0001 IF N γ + E L IS p o t (% o f s ti m u la te d s a m p le w it h n o ro s n il im a b ) Rosnilimab

Rosnilimab May Show Differentiated Efficacy and Safety for the Treatment of Alopecia Areata

"Proof-of-mechanism" P2a trial may inform development in additional diseases

Market Dynamics

- Up to ~1.5 million U.S. patients
  - >40% of patients estimated to have ≥50% loss of scalp hair
- Chronic condition with substantial quality of life impact: depression, anxiety, other inflammatory conditions
- JAKi leave significant unmet need for patients with moderate-to-severe disease
  - Significant safety concerns: thrombosis and cardiac events
  - Durability of effect requires chronic (daily and continuous) treatment

Favorable Clinical Trial Attributes

- Antigen-specific T-cell driven disease
- Low and consistent placebo response rates for regulatory endpoint(s)
- Do not require concurrent alopecia areata treatment(s)

Source: *NAAF, National Alopecia Areata Foundation, Benigno M. Clinical, Cosmetic and Investigational Dermatology 2020*

18

AZURE: Rosnilimab "Proof of Mechanism" Phase 2a Trial in Moderate-to-Severe Alopecia Areata

Top-line data Q1 2023



N = 45
Randomize 2:1
Week 0
Treatment Period
Week 20
Week 24
Follow-Up Period
Week 32
Rosnilimab 400 mg SC q4w
Placebo
Last Dose

Population		• Adult patients with moderate-to-severe alopecia areata • At least 50% scalp hair loss, as measured by SALT, for 6 months at baseline
Week 24 Endpoints	Primary	• Change from Baseline in Severity of Alopecia Tool (SALT) Score
	Secondary	• Percentage change from baseline in SALT score • Proportion of subjects achieving a SALT score ≤ 20
Exploratory Endpoints		• SALT change from baseline through week 32 • Localized tissue PD: Scalp biopsy biomarkers (i.e. IFNγ, IL-15, T cell) • Systemic PD: Tcon and Treg

"Proof of Mechanism" P2a data

- **Peripheral T cell effect**
  - Impact on activated T cells and Tcon / Treg ratio in blood and implications for broader inflammatory diseases through week 32
- **Change in SALT score (primary endpoint)**
  - Rate of SALT score change beyond last dose on week 20
- **Durability**
  - Maintenance of change in SALT score through week 32

19

ANB032: Anti-BTLA Agonist Antibody

P2 trial initiation (indication undisclosed) H1 2023; IND submission Q4 2022

- ANB032 is an IgG4 antibody that binds to BTLA in lymphoid (T and B) cells
  - BTLA also present on myeloid dendritic cells and required for Treg development
- ANB032 inhibits T cell proliferation and inflammatory cytokine secretion in patient-derived samples from numerous inflammatory diseases
- ANB032 demonstrated robust *in vivo* efficacy in animal models of GVHD
- Potential broad applicability to inflammatory disease due to breadth of BTLA expression across immune cell types



LIGHT
HVEM
BTLA
ANB032
Pro-inflammatory immune cell activation
Agonistic signal

ANB032 provides direct BTLA agonistic activity

ANB032 facilitats BTLA and HVEM cis interaction which prevents pro-inflammatory signaling mediated by LIGHT binding to HVEM

20

21 • 96 healthy volunteers in randomized, double- blind, placebo-controlled SAD and MAD cohorts • ANB032 well-tolerated with no dose limiting tox - Most AEs mild-to-moderate, of short duration, dose independent and resolved without sequelae - No Serious Adverse Events • Favorable PK: ~2-week half-life with IV and SQ dosing • Full receptor occupancy (RO) within hours and maintained for >30 days • Pharmacodynamic analyses:  Rapid and sustained target engagement on both T cells and B cells  Reduction of cell surface BTLA expression  Duration of reduced BTLA expression persisted in a dose-dependent manner ANB032 Phase 1 Healthy Volunteer Trial Top-Line Data Favorable safety, pharmacokinetics and pharmacodynamic activity ANB032 in humans mirrored observation in animal models of inflammation supporting potential broad treatment of T and B-cell driven inflammatory diseases T C e ll s B C e ll s Lower (Single) Dose Higher (Single) Dose 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day 0 20 40 60 80 100 120 0 14 28 42 56 70 84 Study Day Total Cell Surface BTLA (% of Baseline)%RO

ANB033 (Anti-CD122 antagonist mAb) Autoimmune and Inflammatory Diseases

ANB033: Anti-CD122 Antagonist mAb Targets Pathogenic Tissue Resident Memory T cells (T_{RM})

IND filing targeted H1 2024

CD122 is a shared beta subunit of the receptors for IL-15 and IL-2



Monocyte or dendritic cell
IL-2
IL-15
IL-2Rα
ANB033
IL-15Rα
IL-2
CD122
γc
CD122
γc
Tregs
TRM cells

ANB033 MoA: Induce death of T_{RM} cells to achieve and maintain remission

- IL-15 mediates survival of T_{RM} cells
- Both IL-15 and IL-2 mediate:
  - **Proliferation** of T cells
  - **Inflammatory cytokine secretion** (IFNγ) during T cell activation
- High affinity antagonist antibody induces death in T_{RM} cells by preferentially inhibiting the lower affinity dimeric receptor complex
  - Spares Tregs which express higher affinity IL-2 trimeric receptor complex
- Targeted elimination of T_{RM} cells may potentially drive durable responses

Confidential 23

Confidential 24 ANB033: Durable Survival in GVHD Model All mice treated at high-dose survived well beyond end of dosing P e rc e n t S u rv iv a l End of dosing GVHD model is biologically relevant to CD122 antagonist MoA with translation to inflammatory diseases driven by pathogenic TRM and Treg imbalance including rheumatology, dermatology, gastroenterology, and respiratory 0 10 20 30 40 50 60 -20 -10 0 10 20 Average Body Weights (carried) Study Day W e ig h t C h a n g e ( % o f S ta rt ) • GVHD (severe phenotype) model in human IL-15 transgenic mouse supports T cell and NK cell survival • ANB033 preclinical data suggests targeted elimination of pathogenic TRM drives more potent and durable response than belatacept - Belatacept (GVHD standard-of-care which only impedes T cell activation) shows minimal benefit over control End of dosing Note: ANB033 treated mice dosed twice per week through Day 28

Imsidolimab (Anti-IL-36r antagonist mAb) Generalized Pustular Psoriasis (GPP)

26 • GPP is a systemic, life-threatening inflammatory disease characterized by widespread pustules - Associated with unregulated IL-36 signaling - Patients have a high fever and elevated levels of serum CRP and inflammatory cytokines (e.g., IL-8) - Severe GPP patients can die from cardio-pulmonary failure, exhaustion, toxicity and infection • GPP ICD-10 diagnostic code analysis by IQVIA assessed US prevalence during 2017-2019 timeframe - ~37,000 unique patients diagnosed at least once - ~15,000 unique patients diagnosed two or more times • FDA has granted Orphan Drug Designation to imsidolimab for the treatment of GPP • Worldwide registry (RADIANCE) of GPP patients ongoing – Increase understanding of patient journey and support enrollment of Phase 3 trial Generalized Pustular Psoriasis (GPP) Systemic inflammatory disease where IL-36 pathway plays key role in pathology

Imsidolimab is an IL-36 Receptor Antagonist

Uncontrolled-IL36 signaling, as well as a genetic IL-36 association, mediates GPP



Normal Individuals
IL-36 cytokine signaling balanced by function IL-36 receptor antagonist
Functional Receptor Antagonist
IL-36 receptor
Accessory protein
Balanced Inflammatory Response
Disease Patients
Uncontrolled signaling due to dysfunctional IL-36 receptor antagonist or elevated IL-36 cytokine levels
Dysfunctional Receptor Antagonist
Dermatological Inflammatory Diseases
Treated Patients
Anti-IL-36R antibody has the potential to dampen disease by blocking the IL-36 receptor
Dysfunctional Receptor Antagonist
Ab Blocking Receptor
Dampened Inflammatory Response

27

GALLOP: Imsidolimab GPP Phase 2 Trial Top-Line Data

Presented at EADV Congress October 2021

- Imsidolimab 750mg IV loading dose + 100mg SC q4w maintenance dose
- Rapid and sustained efficacy through week 16
  - 6 of 8 (75%) patients achieved primary endpoint of improvement in the clinical global impression scale (CGI)
  - Early reduction of erythema with skin pustules by week 1; sustained relative to baseline at week 16
  - GPP Physician Global Assessment (GPPGPA) demonstrated sustained efficacy through week 16
  - 2 patients dropped out of the study before Day 29 and deemed non-responders
- Imsidolimab generally well-tolerated
  - Most adverse events were mild to moderate and resolved without sequelae
  - Two subjects had serious adverse events and recovered without sequelae (sepsis due to *S. aureus* infection and SARS-CoV-2 injection)
- Genotypic testing indicated homozygous wild-type IL-36RN, CARD14 and AP1S3 alleles for all tested patients
  - IL-36R inhibition may be efficacious in GPP irrespective of genetic mutations

Endpoint	Baseline	Week 1 Relative to Baseline	Week 4 Relative to Baseline	Week 16 Relative to Baseline
CGI improvement **(primary endpoint)**	N/A	7 of 8 patients	6 of 8 patients	6 of 8 patients
mJDA-SI	9	-29%	-54%	-58%
Erythema with pustules (% body surface area)	24%	-60%	-94%	-98%
DLQI (MCID of -4)	16	-1	-6	-11


Baseline
Week 4
Week 16

28

GEMINI-1 & 2: Imsidolimab GPP Phase 3 Trials

GEMINI-1 top-line data anticipated Q4 2023



Randomization
n=45*
Week 0
GEMINI-1:
4-Week
Primary Endpoint
Week 4
Imsidolimab 750mg IV
(n=15)
Imsidolimab 300 mg IV
(n=15)
Placebo
(n=15)
Week 0
GEMINI-2:
3-Year Long-Term Extension
Week 156
Responders (achieved GEMINI-1 Week 4 primary endpoint):
Randomized 1:1 to q4w 200mg SC imsidolimab or q4w SC placebo
Partial Responders (improvement by GEMINI-1 Week 4 without achieving primary endpoint)
or Non-Responders (no improvement without need for rescue): q4w 200mg SC imsidolimab
Placebo-dosed non-responders who are rescued (eligibility after GEMINI-1 Week 1)**
750mg IV imsidolimab followed by q4w 200mg SC

Patient Population	• Male and female subjects 18 to 80 years of age • Clinically confirmed diagnosis of GPP as per ERASPEN definition • Baseline Generalized Pustular Psoriasis Physician Global Assessment (GPPPGA) score of at least moderate severity (3 and higher) • Active flare with pustules and erythema accounting for at least 5% of body surface area at baseline
Key Endpoints	• Primary: GPPPGA score of clear (0) or almost clear (1) at GEMINI-1 Week 4 • Key Secondary: Pustulation Rating Scale (PRS) of 0 or 1 at GEMINI-1 Week 1 • Other: Time to flare recurrence, proportion of subjects in remission, DLQI, safety

ClinicalTrials.gov: NCT05352893, NCT05366855

* 80% power calculated for GEMINI-1 using two-sized test alpha of 0.05 assuming ~40% effect size with 45 patient sample size

**Starting at week 1 in GEMINI-1, placebo patients who have not improved or are worsening are eligible to be rescued with imsidolimab

29

GSK Immuno-Oncology Financial Collaboration JEMPERLITM (dostarlimab, anti-PD-1 Antagonist) Cobolimab (GSK4069889, anti-TIM-3 Antagonist) GSK4074386 (TSR-033, anti-LAG-3 Antagonist)

31 JEMPERLI (anti‐PD‐1 antagonist) GSK anticipates ~$1.2‐2.4B peak annual sales for JEPMPERLI in currently approved indications and anticipated 1L endometrial/ovarian approvals* • JEMPERLI 12‐25% royalties on annual net sales ≥ $1B • JEMPERLI $75mm commercial milestone on annual net sales ≥ $1B In 2H21, ANAB received $250mm upfront in exchange for only the above receivables until Sagard is paid back one of the following capped returns: : • $312.5MM (125% of upfront) by end 2026 or • $337.5MM (135% of upfront) by end 2027 or • $412.5MM (165% of upfront) anytime after 2027 Sagard: JEMPERLI Capped Non‐Recourse Monetization Cobolimab (anti‐TIM‐3 antagonist) GSK4074386 (anti‐LAG‐3 antagonist) • Both programs being developed in combination with JEMPERLI • 4‐8% royalties on annual net sales on each program • $10mm clinical development, $90mm regulatory and $165mm commercial milestones on each program * In June 2021, GSK estimated potential peak annual global JEMPERLI sales on a non‐risk adjusted basis of £1‐£2 billion Note: Sale of ZEJULA (niraparib) royalty interest in September 2022 to wholly‐owned subsidiary of DRI Healthcare Trust for $35mm upfront + $10mm potential milestone upon FDA approval of ZEJULA for the treatment of endometrial cancer, for which the drug is currently in a fully‐enrolled ongoing RUBY Phase 3 study of dostarlimab + niraparib, to the extent that such approval occurs on or before 12/31/25. Significant Residual Royalties from GSK Immuno-Oncology Financial Collaboration Receivables Excluded from Sagard Monetization • JEMPERLI 8% royalties on annual net sales <$1B • JEMPERLI $15mm regulatory and $90MM commercial milestone on annual net sales <$1B

GSK Immuno-Oncology Financial Collaboration: Clinical Trials

JEMPERLI approved in the US and EU

Indication	Phase 2	Phase 3
Endometrial	*JEMPERLI US and EU accelerated approval Apr. 2021 (dMMR advanced / recurrent)*	**1L Advanced/Recurrent: RUBY (n=740)** *PD-1 mono or PD-1/ZEJULA*
dMMR Pan-Tumor	*JEMPERLI US approval Aug. 2021*	
Ovarian		**1L Ovarian: FIRST (n=1405)** *PD-1/ZEJULA combo*
Ovarian	**OPAL (n=41)** *PD-1/ZEJULA/bevacizumab combo*	
NSCLC	**JASPER (n=53)** *PD-1/ZEJULA combo*	
NSCLC	**PERLA (n=240):** *vs. Keytruda in 1L (chemo combo) (Data at ESMO I-O Dec. 2022)*	
NSCLC		**COSTAR** *TIM-3/PD-1/docetaxel triplet vs. PD-1/docetaxel doublet*
All-Comer/ Undisclosed	**AMBER (n=873)** *Multiple TIM-3/PD-1 combos (Data reported ASCO 2022)*	
All-Comer/ Undisclosed	**CITRINO (n=200)** *Multiple LAG-3/PD-1 combos*	

Legend

- JEMPERLI / dostaralimab (anti-PD-1 antagonist)
- Dostarlimab + Cobolimab (anti-TIM-3 antagonist)
- Dostarlimab + GSK4074386 (anti-LAG-3 antagonist)

1L advanced/recurrent endometrial cancer

- *~30% of ~65,000 patient market**
- ***P3 data expected Q4 2022 (interim analysis)***
- *US regulatory decision expected H2 2023*

*NCI SEER Data/Internal Market Research

1L ovarian cancer

- *~20,000 new ovarian diagnoses per year in US**
- ***P3 data expected H2 2023 (interim analysis)***

*NCI SEER Data

Additional Dostarlimab Combinations In Clinical Trials

EOS-448 (anti-TIGIT) + dostarlimab combination
1L NSCLC PDL1 high, H&NSCC, other solid tumors
(Registration-trial planning)

GSK4381562 (PVRIG) + dostarlimab combination (n=126)
Advanced solid tumors (Phase 1)

GSK3745417 (STING agonist) + dostarlimab combination
(n=300)
Advanced solid tumors (Phase 1)

GSK6097608 (anti-CD96) + dostarlimab combination
(n=111)
Advanced solid tumors (Phase 1)

DREAMM-5
Belantamab mafodotin (BCMA ADC) + dostarlimab
combination (n=464)
Multiple myeloma (Phase 1/2)

Note: Additional investigator sponsored trials (ISTs) ongoing in liver cancer, rectal cancer, melanoma, clear cell sarcoma, and HNSCC

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